UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 19, 2022
Amalgamated Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.      Regulation FD Disclosure.

On December 20, 2022, Amalgamated Bank (the "Company") will make presentations to certain institutional investors using the materials that are included as Exhibit 99.1 to this Current Report on Form 8-K (the "Investor Presentation"). The Company may use the Investor Presentation, possibly with modifications, in presentations from time to time thereafter to current and potential investors, analysts, lenders, business partners, acquisition candidates, customers, employees and others with an interest in the Company and its business.

By furnishing this Current Report on Form 8-K, including the Investor Presentation, the Company makes no admission as to the materiality of any information in this Report, including without limitation the Investor Presentation. The Investor Presentation contains forward-looking statements. See page 2 of the Investor Presentation for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto. The Investor Presentation also includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles ("GAAP"), as required by Regulation G, appears on page 23 and 24 of the Investor Presentation. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, which we believe provide a more complete understanding of our business than could be obtained absent this disclosure. We believe the Non-GAAP Financial Measures also provide investors a useful tool to assess shareholder value.

The information in this Item 7.01, including Exhibit 99 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing with the Securities and Exchange Commission, except as expressly set forth by specific reference in such a filing.

Exhibit Index

Exhibit No.	Description
99.1	Investor Presentation Dated December 20, 2022 (furnished only).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

	By:	/s/ Priscilla Sims Brown
	Name:	Priscilla Sims Brown
	Title:	President and Chief Executive Officer

Date: December 19, 2022

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